Exhibit 1(a)

                              NATIONAL FUEL GAS COMPANY

                                   ________________

                                   FORM OF PROPOSAL

                            For the Purchase of Debentures

          Amount of Debentures:  $__________________________ *

                            Price per Debenture:  _______

                             Stated Interest Rate:  _____

               *Insert principal amount of New Debentures designated by the Company.


          NATIONAL FUEL GAS COMPANY
          c/o Reid & Priest LLP
          40 West 57th Street
          New York, New York 10019

          Dear Sirs:

                    In response to the invitation for proposals for the purchase of the aggregate principal amount of debentures set forth above (New Debentures) of National Fuel Gas Company (Company), the several persons, firms or corporations (or the person, firm or corporation) hereinafter named (Prospective Purchasers or the Prospective Purchaser) submit the following proposal for the purchase of the New Debentures;

                    1. The stated interest rate to be borne by the New Debentures and the price (stated as a percentage of the principal amount thereof), exclusive of accrued interest, if any, from _________________ to the date of delivery of and payment for the New Debentures, to be paid to the Company shall be as set forth above. Each of the Prospective Purchasers, severally and not jointly, or the Prospective Purchaser, if only one, hereby offers to purchase from the Company at such price upon the terms and conditions set forth in the form of the attached Purchase Agreement (Purchase Agreement) the aggregate principal amount of New Debentures set forth opposite its name in Schedule A attached hereto.

                    2. Each of the Prospective Purchasers, or the Prospective Purchaser if only one, agrees that (a) its offer included in this proposal shall be irrevocable until _____________ hour[s] after the time designated by the Company as the deadline for the receipt of proposals, on the date fixed for the presentation hereof, unless such proposal is sooner returned or rejected by the Company, (b) if this proposal shall be accepted by the Company in writing, the accepted proposal and the attached Purchase Agreement shall together thereupon become effective without any separate execution thereof and shall constitute the agreement between the Company and the Prospective Purchasers, or the Prospective Purchaser if only one, and all rights of the Company and the Prospective Purchasers, or the Prospective Purchaser if only one, shall be determined solely in accordance with the terms thereof, subject, however, to such modifications therein as may be necessary as agreed upon by the Company and the Prospective Purchasers, or the Prospective Purchaser if only one, and (c) if this proposal shall be accepted, it (acting, if there is more than one Prospective Purchaser, through the Representative referred to in the questionnaire submitted by such Prospective Purchaser) will forthwith furnish to the Company in writing the information with respect to any public offering of the New Debentures which is (i) required to complete the Registration Statement (as defined in the Purchase Agreement), (ii) required to be filed by the Company with the Securities and Exchange Commission under the Public Utility Holding Company Act of 1935, as amended, and (iii) required to file the Prospectus Supplement (as defined in the Purchase Agreement), and will furnish its written consent to the filing of an amendment, if necessary, to the Registration Statement reflecting the information with respect to the public offering and related matters.

                    3. This proposal shall be deemed rejected by the Company unless it shall have been accepted by the Company by _____________ hour[s] after the time designated by the Company as the deadline for the receipt of proposals, on the date fixed for presentation and opening of proposals.

                    4. The validity and interpretation of this proposal shall be governed by the laws of the State of New York.

                    5. Each of the Prospective Purchasers, or the Prospective Purchaser if only one, acknowledges receipt of a copy of the Prospectus, as defined in the invitation for proposals, in respect of the New Debentures.

                    6. The undersigned hereby represent[s] that it or they have been authorized by the Prospective Purchasers named in Schedule A hereto to sign this proposal on their behalf, and to act for them in the manner provided herein and in the attached Purchase Agreement.

                                        Very truly yours,


                                        __________________________________

                                        __________________________________

                                        __________________________________

                                        __________________________________

                                        __________________________________

                    On behalf of and as Representative of the persons, firms and corporations listed in Schedule A hereto.

                                        By:_______________________________

                                        By:



                                        Address:


                    The foregoing proposal is accepted as of the date set forth below.

                                             NATIONAL FUEL GAS COMPANY


                                             By:


          Dated:

          THIS FORM OF PROPOSAL MUST BE SIGNED AND SUBMITTED WITH SCHEDULE A FILLED IN.

                                     SCHEDULE A



                                                                  Principal
          Name of Prospective Purchaser(s)                          Amount


                                                  Total . . . .   $


                              NATIONAL FUEL GAS COMPANY


                                  PURCHASE AGREEMENT
                            For the Purchase of Debentures

                    AGREEMENT between NATIONAL FUEL GAS COMPANY (the "Company"), a corporation organized and existing under the laws of New Jersey, and the several Purchasers, or the Purchaser, as the case may be, named in Schedule A to the Form of Proposal (the "Proposal") to which this purchase agreement is attached (this purchase agreement, together with the Proposal, are referred to jointly herein as "this agreement" or the "Purchase Agreement").

                    1. Purchasers and Representative. The Company proposes to issue and sell from time to time one or more series of the Debentures registered under the Registration Statement referred to in subparagraph (a) of paragraph 3 hereof (the "Debentures"). Particular issues of the Debentures will be sold to purchasers for resale in accordance with the terms set forth herein and in the Proposal, and the Debentures involved in any such offering are hereinafter referred to as the "New Debentures". If there shall be two or more persons, firms or corporations named in Schedule A attached to the Proposal, the term "Purchasers" as used herein shall be deemed to mean the several persons, firms or corporations so named (including any substituted Purchasers under the provisions of Section 5 hereof), and the term "Representative" as used herein shall be deemed to mean the representative or representatives named in the questionnaire heretofore submitted to the Company by each of the Purchasers, who by signing the Proposal represent that it or they have been authorized by the Purchasers to sign such Proposal on their behalf and to act for them in the manner herein provided. All obligations of the Purchasers hereunder are several and not joint. If there shall be only one person, firm or corporation named in Schedule A attached to the Proposal, the term "Purchasers" and the term "Representative", as used herein, shall mean such person, firm or corporation.

                    2. Description of New Debentures and the Indenture. The New Debentures will be issued under an Indenture dated as of October 15, 1974, from the Company to The Bank of New York (formerly Irving Trust Company), as Trustee, as heretofore supplemented and as it will be further supplemented by a supplemental indenture relating to the New Debentures (the Indenture, as it has been and will be so supplemented, being herein referred to as the "Indenture" and the Supplemental Indenture relating to the New Debentures being herein referred to as the "Supplemental Indenture"). The aggregate principal amount, the purchase price to be paid and certain terms of the New Debentures are specified in the Proposal.

                    3. Representations and Warranties of the Company. The Company represents and warrants to the several Purchasers that:

                         (a) The Company has filed [on ___________,] 1993 with the Securities and Exchange Commission (Commission) a registration statement on Form S-3 (Registration Statement No. 333-_____), including a prospectus, for the registration of $____________ principal amount of its Debentures under the Securities Act of 1933, as amended (the "Securities Act"), and such registration statement has become effective. Such registration statement, as amended to the date hereof, including all documents incorporated by reference into it pursuant to Item 12 of Form S-3 is hereinafter referred to as the "Registration Statement". The prospectus forming a part of such Registration Statement, as it heretofore initially became effective, including all documents incorporated therein by reference at that time pursuant to Item 12 of Form S-3, is hereinafter referred to as the "Basic Prospectus". In the event that the Basic Prospectus shall have been amended, revised or supplemented prior to the time of acceptance of the Proposal, or if the Company files with the Commission any documents pursuant to Sections 13, 14 or 15 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), after the time the Registration Statement initially became effective and up to the time of acceptance of the Proposal, which documents are deemed to be incorporated by reference in the Basic Prospectus, the term "Basic Prospectus" as used herein shall also mean such prospectus as so amended, revised or supplemented. The Basic Prospectus, as it shall be supplemented to reflect the terms of offering and sale of the New Debentures by a prospectus supplement (the "Prospectus Supplement") to be filed with the Commission pursuant to Rule 424 under the Securities Act ("Rule 424"), is hereinafter referred to as the "Prospectus". The Company will not at any time after the effectiveness of the Purchase Agreement file any amendment to the Registration Statement or supplement to the Prospectus of which the Representative and Winthrop, Stimson, Putnam & Roberts, who are acting as counsel on behalf of the several Purchasers, shall not previously have been advised or to which the Representative shall reasonably object in writing, or which shall be unsatisfactory in form to Winthrop, Stimson, Putnam & Roberts. For purposes of the Purchase Agreement, any document which is filed with the Commission after the effectiveness of the Purchase Agreement and is incorporated by reference in the Prospectus shall be deemed an amendment or a supplement to the Prospectus and the Registration Statement.

                         (b)  When the Prospectus is filed with the
                    Commission pursuant to Rule 424 and at the closing date (hereinafter defined), the Registration Statement and the Prospectus, as each may then be amended or supplemented, and the Indenture, will fully comply with the applicable provisions of the Securities Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission with respect thereto, or pursuant to said rules and regulations will be deemed to comply therewith; on the date it became effective the Registration Statement did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; at the time the Prospectus is filed with the Commission pursuant to Rule 424 and on the closing date (hereinafter defined), the Prospectus, as it may be amended or supplemented, will not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and on said dates the documents filed with the Commission pursuant to the Exchange Act and incorporated by reference in the Prospectus pursuant to
                    Item 12 of Form S-3 will fully comply in all material respects with the applicable provisions of the Exchange Act and the applicable rules and regulations of the Commission thereunder, and, when read together with the Prospectus, or the Prospectus as it may be amended or supplemented, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the foregoing representations and warranties in this subparagraph (b) shall not apply to statements or omissions made in reliance upon, and in accordance with, information furnished in writing to the Company by or through the Representative on behalf of any Purchaser for use in connection with the preparation of the Registration Statement or the Prospectus, as they may be amended or supplemented, or to any statements in or omissions from the statement of eligibility on Form T-1, or amendments or supplements thereto, of the Trustee under the Indenture.

                         (c) The consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not result in a breach of any of the terms or provisions of, or constitute a default under, any agreement or instrument to which the Company or any of its subsidiaries is now a party.

                    4. Purchase and Sale; Public Offering. On the basis of the representations and warranties herein contained, but subject to the terms and conditions in this agreement set forth, the Company agrees to sell to each of the several Purchasers named in Schedule A attached to the Proposal, severally and not jointly, and each such Purchaser agrees, severally and not jointly, to purchase from the Company, the principal amount of the New Debentures set forth in said Schedule A opposite the name of such Purchaser, at the price shown in the Proposal plus accrued interest thereon, if any, from ____________ to the date of payment therefor.

                    Forthwith upon the effectiveness of the Purchase Agreement, the Representative, acting on behalf of the Purchasers, shall advise the Company whether a public offering of the New Debentures is to be made, and, if so, shall furnish to the Company in writing (a) the information with respect to the proposed offering of the New Debentures and related matters which is required to complete the Prospectus Supplement or any post-effective amendment to the Registration Statement which may be required and a copy of any "agreement among purchasers"; (b) a consent to the filing of any such post-effective amendment; and
          (c) such further information, if any, as may be required to be furnished by the Company under the Public Utility Holding Company Act of 1935, as amended (the "Holding Company Act").

                    5. Time and Place of Closing. Delivery of the New Debentures and payment therefor by certified or official bank check or checks, in New York Clearing House Funds, shall be made at the offices of Reid & Priest LLP, 40 West 57th Street, New York, New York, in each case at 10 A.M., New York Time, on a date which is three business days after the date on which the Proposal is accepted by the Company, or at such other time as shall be agreed upon in writing by the Company and the Representative (in each case subject to postponement as provided below in this paragraph 5). The hour and date of such delivery and payment are herein called the "closing date". Certificates for the New Debentures shall be delivered to the Representative for the respective accounts of the Purchasers in fully registered form in such names and authorized denominations as may be specified in writing by the Representative to the Company at least one business day prior to the closing date. For the purpose of expediting the checking of the certificates for the New Debentures by the Representative, the Company agrees to make the certificates for the New Debentures available to the Representative for such purpose, at least by 12 Noon, New York Time, on the last business day preceding the closing date, at the offices of The Bank of New York, 101 Barclay Street, 21 West, New York, New York, or such other place as may be agreed upon by the Company and the Representative.

                    If one or more Purchasers shall default in its or their obligation to purchase and pay for the principal amount of New Debentures which such Purchasers have agreed to purchase under this agreement and if the principal amount of New Debentures which all Purchasers so defaulting shall have agreed to purchase does not exceed 10% of the aggregate principal amount of New Debentures to be purchased, the non-defaulting Purchasers shall have the right and are obligated severally to take up and pay for (in addition to the principal amount of New Debentures set forth opposite their respective names in Schedule A attached to the Proposal) the principal amount of New Debentures agreed to be purchased by all such defaulting Purchasers in the respective proportions which the principal amount set forth opposite the names of such non-defaulting Purchasers in said Schedule A bears to the aggregate principal amount as set forth opposite the names of all such non-defaulting Purchasers. In such event, the Representative for the accounts of the several non-defaulting Purchasers may also take up and pay for all or any part of such additional principal amount of New Debentures to be purchased by each Purchaser under this paragraph 5 and may postpone the closing date for a period of time not exceeding two (2) full business days.

                    If one or more Purchasers shall for any reason permitted hereunder cancel its or their obligation to purchase hereunder, or if one or more Purchasers shall fail to take up and pay for the principal amount of New Debentures which such Purchasers have agreed to purchase under this agreement and if the principal amount of New Debentures which all such Purchasers shall have agreed to purchase exceeds 10% of the aggregate principal amount of New Debentures to be purchased, the remaining Purchasers shall have the right, but not the obligation, either to take up and pay for (in such proportions as may be agreed upon among them), or to substitute another Purchaser or Purchasers satisfactory to the Company to take up and pay for, the principal amount of New Debentures which the canceling or defaulting Purchaser or Purchasers agreed but failed to purchase. In the event that said remaining Purchasers shall not take up and pay for all said principal amount of New Debentures or substitute another Purchaser or Purchasers as aforesaid within 24 hours after such cancellation or failure, the Company shall have the right during an additional period of 24 hours to find another Purchaser or Purchasers for said principal amount of New Debentures, who shall be satisfactory to the Representative. In any such case, either the Representative or the Company shall have the right to postpone the closing date not more than two (2) full business days beyond the expiration of the respective prescribed periods in order that the necessary changes in the Registration Statement and Prospectus and any other documents and arrangements may be effected. If the remaining Purchasers shall not agree to purchase and shall not procure a satisfactory party or parties to agree to purchase such New Debentures, and if the Company also shall not procure another party or parties to agree to purchase such New Debentures, within the aforesaid periods, then this Agreement shall terminate without any liability on the part of the Company or any Purchaser (other than a Purchaser which shall have failed or refused, otherwise than for some reason sufficient to justify in accordance with the terms hereof the cancellation or termination of its obligation hereunder, to purchase and pay for the New Debentures, which such Purchaser has agreed to purchase as provided in paragraph 4 hereof) except as otherwise provided in paragraph 7 and subparagraph (g) of paragraph 6 hereof.

                    6.  Covenants of the Company.  The Company agrees that:

                         (a)  It will promptly deliver to the
                    Representative a sufficient number of copies of the Registration Statement as originally filed and of all amendments thereto so that each Purchaser may have a copy. The Company will also deliver to the Purchasers, through the Representative, as many copies of the Prospectus as the Representative may reasonably request for the purposes contemplated by the Securities Act.

                         (b) It will cause the Prospectus to be filed with the Commission pursuant to Rule 424; the Company will promptly advise the Representative of the issuance of any stop order under the Securities Act with respect to the Registration Statement or the institution of any proceedings therefor of which the Company shall have received notice, and the Company will use its best efforts to prevent the issuance of any such stop order and to secure the prompt removal thereof, if issued.

                         (c) During a period of nine months after the Prospectus has been filed with the Commission pursuant to Rule 424 and for as long as the Purchasers are required by law to deliver a prospectus relating to the New Debentures, if any event relating to or affecting the Company or its subsidiaries or of which the Company shall be advised in writing by the Representative shall occur which in the Company's opinion should be set forth in a supplement to or an amendment of the Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing when it is delivered to a purchaser, or if it shall be necessary, in the Company's opinion, to amend or supplement the Registration Statement or the Prospectus to comply with the Securities Act, the Exchange Act or the Trust Indenture Act, or in each case the rules and regulations of the Commission thereunder, then it will amend or supplement the Prospectus by either (i) preparing and filing with the Commission and furnishing to the Representative a reasonable number of copies of a supplement or supplements or an amendment or amendments to the Prospectus which will supplement or amend the Prospectus or (ii) making an appropriate filing pursuant to Section 13 or 14 of the Exchange Act, which will supplement or amend the Prospectus so that, in each case, as supplemented or amended it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading or it will so comply; provided that should such event relate solely to activities of any of the Purchasers, then the Purchasers shall assume the expense of preparing and furnishing copies of any such amendment or supplement. In case any Purchaser is required to deliver a prospectus after the expiration of nine months from the date the Prospectus was filed with the Commission pursuant to Rule 424, the Company, upon the request of the Representative, will furnish to the Representative, at the expense of such Purchaser, a reasonable quantity of a supplemented or amended prospectus or supplements or amendments to the Prospectus complying with Section 10 of the Securities Act.

                         (d)  It will make generally available to its
                    security holders, as soon as practicable, an earning statement (which need not be audited) in reasonable detail, covering a period of at least twelve months beginning on the first day of the month next succeeding the date the Prospectus is filed with the Commission pursuant to Rule 424, which earning statement shall be in such form, and be made generally available to security holders in such a manner, so as to comply with the requirements of Section 11(a) of the Securities Act.

                         (e) During such period of time after the date the Prospectus has been filed with the Commission pursuant to Rule 424 and so long as a prospectus relating to the New Debentures is required to be delivered under the Securities Act, the Company will file all documents required to be filed with the Commission pursuant to
                    Section 13, 14 or 15 of the Exchange Act.

                         (f) At any time within six months of the date hereof, it will furnish such proper information as may be lawfully required and otherwise cooperate in qualifying the New Debentures for offer and sale under the securities or blue sky laws of such jurisdictions as the Representative may designate, provided that the Company shall not be required to qualify as a foreign corporation or dealer in securities or to file any consents to service of process under the laws of any jurisdiction or to meet other requirements deemed by the Company to be unduly burdensome.

                         (g)  It will, except as hereinabove and
                    hereinafter provided, pay all expenses in connection with (i) the preparation and filing by it of the Registration Statement, (ii) the issue and delivery of the New Debentures as contemplated by the Purchase Agreement, (iii) the qualification of the New Debentures under the securities or blue sky laws as aforesaid up to a maximum qualification cost to it of $7,500, (iv) the furnishing of the opinions and certificates referred to in paragraph 7 hereof, and (v) the printing and delivery to the Purchasers, through the Representative, in reasonable quantities, of copies of the Registration Statement and the Prospectus and any amendment or supplement thereto and of the blue sky survey prepared by counsel for the Purchasers; and will pay all Federal and other taxes, if any (but not including any transfer taxes), on the issue of the New Debentures. The Company shall not, however, be required to pay any amount for any expenses of the Representative or any of the Purchasers, except that, if this agreement shall be terminated in accordance with the provisions of paragraph 5, 7, 8 or 10 hereof, the Company will pay the fee and disbursements of Winthrop, Stimson, Putnam & Roberts, whose fee and disbursements the Purchasers agree to pay in any other event, and will reimburse the Purchasers for their reasonable out-of-pocket expenses, in an amount not in excess of $10,000, incurred in contemplation of the performance of this agreement. The Company shall not in any event be liable to any of the several Purchasers for damages on account of loss of anticipated profits.

                    7. Conditions of Purchasers' Obligations. The several obligations of the Purchasers to purchase and pay for the New Debentures shall be subject to the performance by the Company of its obligations to be performed hereunder prior to the closing date and to the following conditions:

                         (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424 prior to 6 P.M., New York Time, on the first business day after the effective date of the Purchase Agreement, or such other time and date (no later than 6 P.M., New York Time, on the second business day after the effective date of the Purchase Agreement), as may be approved by the Representative, and no stop order suspending the effectiveness of the Registration Statement shall be in effect at the closing date, and no proceedings for that purpose shall be pending before, or to the knowledge of the Company threatened by, the Commission and the Representative shall have received prior to payment for the New Debentures a certificate to that effect dated the closing date and signed by the President or a Vice President of the Company.

                         (b) At the closing date there shall be in full force and effect an order of the Commission under the Holding Company Act authorizing the issuance and sale of the New Debentures on the terms herein set forth or contemplated.

                         (c) At the closing date the Representative shall have received from Reid & Priest LLP, counsel for the Company, a favorable opinion (with a copy thereof for each of the Purchasers) in form and substance substantially as prescribed in Exhibit A hereto. If the Prospectus relating to the New Debentures shall be supplemented after the Prospectus shall have been filed with the Commission pursuant to Rule 424, such opinion shall contain changes to reflect such supplementation.

                         (d) At the closing date the Representative shall have received from Stryker, Tams & Dill, New Jersey counsel for the Company, a favorable opinion (with a copy thereof for each of the Purchasers) in form and substance substantially as prescribed in Exhibit B hereto. If the Prospectus relating to the New Debentures shall be supplemented after the Prospectus shall have been filed with the Commission pursuant to Rule 424, such opinion shall contain changes to reflect such supplementation.

                         (e) At the closing date the Representative shall have received from [Anna Marie Cellino], Esq., counsel for certain of the Company's subsidiaries: National Fuel Gas Distribution Corporation, National Fuel Gas Supply Corporation, Seneca Resources Corporation and __________________, a favorable opinion (with a copy thereof for each of the Purchasers) in form and substance substantially as prescribed in Exhibit C hereto. If the Prospectus relating to the New Debentures shall be supplemented after the Prospectus shall have been filed with the Commission pursuant to Rule 424, such opinion shall contain changes to reflect such supplementation.

                         (f) At the closing date the Representative shall have received from Winthrop, Stimson, Putnam & Roberts, counsel for the Purchasers, a favorable opinion (with a copy thereof for each of the Purchasers) in form and substance substantially as prescribed in Exhibit D hereto. If the Prospectus relating to the New Debentures shall be supplemented after the Prospectus shall have been filed with the Commission pursuant to Rule 424, such opinion shall contain changes to reflect such supplementation.

                         (g) At the closing date the Representative shall have received from Price Waterhouse LLP a letter (with a conformed copy thereof for each of the Purchasers), dated the closing date, to the effect that (i) they are independent accountants with respect to the Company and its subsidiaries within the meaning of the Securities Act and the applicable published rules and regulations thereunder, (ii) in their opinion, the financial statements of the Company and its subsidiaries audited by them and included or incorporated by reference in the Prospectus comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the published rules and regulations thereunder, (iii) on the basis of (1) performing procedures as specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement on Auditing Standard No. 71, Interim Financial Information, on the unaudited consolidated balance sheets and the unaudited consolidated statements of income and earnings reinvested in the business and of cash flows of the Company incorporated by reference in the Registration Statement and included in the Company's quarterly reports on Form 10-Q filed by the Company with the Commission under the Exchange Act, (2) a reading of the minutes of meetings of the Board of Directors, the pro-tempore committee thereof and shareholders of the Company and its subsidiaries since the close of the most recent audited fiscal year as set forth in the minute books through a specified date, and (3) making inquiries of certain officials of the Company and its subsidiaries who have responsibility for financial and accounting matters (it being understood that the foregoing procedures do not constitute an audit made in accordance with generally accepted auditing standards and they would not necessarily reveal matters of significance with respect to the comments made in such letter, and accordingly that Price Waterhouse LLP make no representation as to the sufficiency of such procedures for the Agents' purposes), nothing has come to their attention that caused them to believe that (A) the unaudited financial statements of the Company included in or incorporated by reference in the Registration Statement and the Prospectus do not comply as to form in all material respects with the accounting requirements of the Securities Act or the Exchange Act and the published rules and regulations thereunder or that any material modifications should be made to said unaudited consolidated financial statements included in or incorporated by reference in the Registration Statement and the Prospectus for them to be in conformity with generally accepted accounting principles, or (B) at the date of the latest available financial statements of the Company, if any, and at a subsequent date not more than five days prior to the date of such letter, there was any change in the common stock or long-term debt of the Company and its subsidiaries, or any decrease in total common stock equity or net assets of the Company and its subsidiaries (other than as occasioned by the declaration of regular dividends), as compared with amounts shown in the most recent consolidated balance sheet included in or incorporated by reference in the Registration Statement and the Prospectus, except in all instances for such changes or decreases that the Registration Statement and the Prospectus disclose have occurred or may occur, or that are described in such letter and (iv) such other matters as the Representative may reasonably request.

                         (h) Except as reflected in or contemplated by the Registration Statement and Prospectus, as they may be amended or supplemented (in accordance with paragraph 3(a) hereof), since the respective dates as of which information is given in the Registration Statement and Prospectus, as they may be amended or supplemented (in accordance with paragraph 3(a) hereof), there shall have been no material adverse change in the business, property or financial condition of the Company and its subsidiaries and since such dates there shall have been no material transaction entered into by the Company or its subsidiaries, other than transactions contemplated by the Registration Statement and Prospectus, as they may be amended or supplemented (in accordance with paragraph 3(a) hereof), and transactions in the ordinary course of business, and the Representative shall have received prior to payment for the New Debentures a certificate to that effect dated the closing date and signed by the President or a Vice President of the Company.

                         (i) All legal proceedings taken or to be taken in connection with the issuance and sale of the New Debentures shall have been satisfactory in form and substance to Winthrop, Stimson, Putnam & Roberts.

                         (j) At the closing date, the Representative shall have received a certificate of the President or a Vice President of the Company, dated the closing date, to the effect that the representations and warranties of the Company in this Purchase Agreement are true and correct in all material respects as of the closing date.

                    In case any of the conditions specified above in this paragraph 7 shall not have been fulfilled, this agreement may be terminated by the Representative or by the Purchasers (which may include the Representative) which have agreed to purchase in the aggregate fifty percent or more of the principal amount of the New Debentures upon delivery of written notice thereof to the Company. Any such termination shall be without liability of any party to any other party except as otherwise provided in subparagraph (g) of paragraph 6 hereof.

                    8. Conditions of Company's Obligations. The obligations of the Company hereunder shall be subject to the following conditions:

                         (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424 prior to 6 P.M., New York Time, on the first business day after the effective date of the Purchase Agreement, or such other time and date (no later than 6 P.M. New York Time, on the second business day after the effective date of the Purchase Agreement) as may be approved by the Company, and no stop order suspending the effectiveness of the Registration Statement shall be in effect at the closing date, and no proceeding for that purpose shall be pending before, or threatened by, the Commission on such date.

                         (b) On the closing date there shall be in full force and effect an order or orders of the Commission under the Holding Company Act authorizing the issuance and sale of the New Debentures on the terms herein set forth or contemplated, and containing no provision unacceptable to the Company by reason of the fact that it is materially adverse to the Company (it being understood that no order in effect as of the date of the acceptance of the Proposal contains any such unacceptable provision).

                    In case any of the conditions specified above in this paragraph 8 shall not have been fulfilled, this agreement may be terminated by the Company upon delivery of written notice thereof to the Representative. Any such termination shall be without liability of any party to any other party except as otherwise provided in subparagraph (g) of paragraph 6 hereof.

                    9.  Indemnification and Contribution.

                         (a) The Company agrees to indemnify, defend and hold harmless each Purchaser, its officers, directors, employees, agents and each person who controls any Purchaser within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law and to reimburse each of them for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as amended or supplemented (if any amendments or supplements thereto shall have been furnished), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus (if such preliminary prospectus is used prior to the effective date of the Registration Statement), in the Basic Prospectus (if used prior to the date that the Prospectus is filed with the Commission pursuant to Rule 424), or the Prospectus, or the omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the indemnity agreement contained in this paragraph shall not apply to any such losses, claims, damages, liabilities, expenses or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon, and in accordance with information furnished in writing to the Company by or through the Representative on behalf of any Purchaser for use in connection with the Registration Statement or the Prospectus or any amendment or supplement to either thereof; and provided further, that the indemnity agreement contained in this paragraph shall not inure to the benefit of any Purchaser (or of any person controlling such Purchaser) on account of any such losses, claims, damages, liabilities, expenses or actions arising from the sale of New Debentures to any person if such Purchaser failed to send or give to such person (i) with or prior to the written confirmation of the sale involved, a copy of the Prospectus (exclusive of any document incorporated by reference) as amended or supplemented at the time of such confirmation (exclusive for this purpose of any amendment or supplement relating to a subsequent offering of the Company's Debentures that are not included in the New Debentures), and (ii) with or prior to the delivery of such New Debentures to such person, a copy of any amendment or supplement to the Prospectus (exclusive of any document incorporated by reference) which shall have been furnished subsequent to such written confirmation and prior to the delivery of such New Debentures to such person and, in either case, the alleged omission or alleged untrue statement was corrected in the Prospectus as amended or supplemented or the amendment or supplement to the Prospectus which shall have been so furnished. The indemnity agreement of the Company contained in this subparagraph (a) and the representations and warranties of the Company contained in paragraph 3 hereof shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Purchaser or any such controlling person, and shall survive the delivery of the New Debentures.

                         (b) Each Purchaser agrees to indemnify, defend and hold harmless the Company, its officers, directors, employees, agents, each other Purchaser, and each person who controls any thereof within the meaning of
                    Section 15 of the Securities Act from and against any and all losses, claims, damages, or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or any other statute or common law and to reimburse each of them for any legal or other expenses (including, to the extent hereinafter provided, reasonable counsel fees) incurred by them in connection with investigating any such losses, claims, damages or liabilities or in connection with defending any actions, insofar as such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or the Prospectus, as amended or supplemented (if any amendments or supplements thereto shall have been furnished), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, if such statement or omission was made in reliance upon, and in accordance with, information furnished in writing to the Company by or through the Representative on behalf of such Purchaser for use in connection with the Registration Statement or the Prospectus or any amendment or supplement to either thereof. The indemnity agreement of the respective Purchasers contained in this subparagraph (b) shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Company, its officers or directors, or any such Purchaser or any such controlling person, and shall survive the delivery of the New Debentures.

                         (c) The Company and the several Purchasers each agree that upon the receipt of notice of the commencement of any action and upon receipt of a complaint or other first legal process giving information as to the nature and basis of the claim in any action against it or any person controlling it as aforesaid or, in the case of the Company, against any of its officers or directors in respect of which indemnity may be sought on account of any indemnity agreement contained herein, it will promptly give written notice thereof to the party or parties against whom indemnity shall be sought hereunder, but the omission so to notify such indemnifying party or parties of any such action shall not relieve such indemnifying party or parties from any liability on account of such indemnity agreement except to the extent that it has been prejudiced in any material respect by such omission or from any liability it or they may have to the indemnified party otherwise than on account of such indemnity agreement. In case such notice of any such action shall be so given, such indemnifying party shall be entitled to participate at its own expense in the defense or, if it so elects, to assume (in conjunction with any other indemnifying parties) the defense of such action, in which event such defense shall be conducted by counsel chosen by such indemnifying party (or parties) and satisfactory to the indemnified party or parties who shall be defendant or defendants in such action, and such defendant or defendants shall bear the fees and expenses of any additional counsel retained by them; but if the indemnifying party shall elect not to assume the defense of such action, such indemnifying party will reimburse each indemnified party or parties for the reasonable fees and expenses of any counsel retained by them; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and counsel for the indemnifying party shall have reasonably concluded that there may be a conflict of interest involved in the representation by such counsel of both the indemnifying party and the indemnified party or parties, the indemnified party or parties shall have the right to select separate counsel, satisfactory to the indemnifying party, to participate in the defense of such action on behalf of such indemnified party or parties (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, including any local counsel, representing the indemnified party or parties who are parties to such action).

                         (d)  If the indemnification provided for in
                    subsection (a) or (b) of this Section 9 is unavailable to an indemnified party in respect of any loss, liability, claim, damage or expense referred to therein, then each indemnifying party under such subsection, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect (i) the relative benefits received by the Company and the Purchasers from the sale of the New Debentures, (ii) the relative fault of the Company and of the Purchasers in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense and (iii) any other relevant equitable considerations. The relative benefits received by the Company and the Purchasers shall be determined by reference to the respective proportions that the net proceeds from the sale (before deducting expenses) received by the Company and the total discounts received by the Purchasers, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate public offering price of the New Debentures. The relative fault of the Company and the Purchasers shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Purchasers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                         (e) The Company and the Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Purchasers were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (d) of this
                    Section 9.  The amount paid or payable by an
                    indemnified party as a result of the loss, liability, claim, damage and expense referred to in subsection (d) of this Section 9 shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9, no Purchaser shall be required to contribute any amount in excess of the amount by which the total price at which the New Debentures purchased by it and distributed to the public were offered to the public exceeds the amount of any damages that such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligation of each Purchaser, acting severally and not jointly, to contribute pursuant to this Section 9 shall be in the proportion that its purchase obligation hereunder bears to the purchase obligations of all other Purchasers.

                         (f) The indemnity and contribution agreements contained in this Section 9 and the representations and warranties of the Company contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement,
                    (ii) any investigation made by or on behalf of any Purchaser or any person controlling any Purchaser or the Company, its officers or directors or any other person controlling the Company and (iii) acceptance of and payment for any of the New Debentures.

                    10. Termination. This agreement may be terminated at any time prior to the expiration of 48 hours after the Prospectus shall have been filed with the Commission pursuant to Rule 424 (but not after the initial public offering of the New Debentures purchased hereunder by the Purchasers), by the Representative with the consent of the Purchasers, including the Representative, which have agreed to purchase in the aggregate 50% or more of the principal amount of New Debentures, if, prior to such time, (i) trading in securities on the New York Stock Exchange shall have been generally suspended, (ii) minimum or maximum ranges for prices shall have been generally established on the New York Stock Exchange by the New York Stock Exchange, the Commission or other governmental authority, or (iii) a general banking moratorium shall have been declared by federal or New York State authorities. This agreement also may be terminated at any time prior to the closing date, by the Representative with the consent of the Purchasers, including the Representative, which have agreed to purchase in the aggregate 50% or more of the principal amount of New Debentures, if, prior to such time, any amendment or supplement to the Registration Statement or Prospectus shall have been filed to which the Representative has reasonably objected in writing in accordance with subparagraph (a) of paragraph 3 hereof.

                    Any termination of this agreement pursuant to this paragraph 10 shall be without liability of any party to any other party except as otherwise provided in subparagraph (g) of paragraph 6 hereof.

                    11. Miscellaneous. THE VALIDITY AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. This Agreement may be executed in counterparts and the executed counterparts shall together constitute a single instrument. This agreement shall inure to the benefit of the Company, the several Purchasers and, with respect to the provisions of paragraph 9 hereof, each person referred to in such paragraph 9, and their respective successors and personal representatives. Nothing in this agreement is intended or shall be construed to give any other person, firm or corporation any legal or equitable right, remedy or claim under or in respect of this agreement or any provision herein contained. The term "successor" as used in this agreement shall not include any purchaser, as such purchaser, of any of the New Debentures from any of the several Purchasers.

                    12. Notices. All communications hereunder shall be in writing and if to the Purchasers shall be mailed or delivered to the Representative at the appropriate address set forth in the Proposal, or, if to the Company, shall be mailed or delivered to it for the attention of Mr. Philip C. Ackerman, Senior Vice President, 10 Lafayette Square, Buffalo, N.Y. 14203, with a copy thereof to Robert J. Reger, Jr., Esq., Reid & Priest LLP, 40 West 57th Street, New York, N.Y. 10019.


                                                                  Exhibit A

                          [LETTERHEAD OF REID & PRIEST LLP]



                                                              _____________


          As the several Purchasers named in the Purchase Agreement effective ____________ among such Purchasers and National Fuel Gas Company ("Purchase Agreement").

          Ladies and Gentlemen:

                    We have acted as counsel for National Fuel Gas Company ("Company") in connection with the issuance and sale on the date hereof of $___________ in aggregate principal amount of its _______% Debentures, Series due ______________ ("Debentures"), issued under the Company's Indenture, dated as of October 15, 1974, to The Bank of New York (formerly Irving Trust Company) ("Trustee"), as Trustee, as amended and supplemented, the latest such supplement being the _________ Supplemental Indenture, dated as of __________ (said Indenture, as so amended and supplemented, being hereinafter called the "Indenture").

                    We have examined the Registration Statement on Form S-3 (File No. 333-[_____]) filed by the Company under the Securities Act of 1933, as amended (the "Act"), as it became effective under the Act ("Registration Statement"); the Company's Prospectus dated [______________], as supplemented by the Prospectus Supplement dated [________________] (such Prospectus, as so supplemented, the "Prospectus"), filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Securities and Exchange Commission ("Commission") under the Act, which pursuant to Form S-3 incorporates or is deemed to incorporate by reference the Annual Report on Form 10-K of the Company for the fiscal year ended September 30, 199[_] (the "Annual Report"), the Quarterly Report[s] for Form 10-Q of the Company for the quarterly period ended [______________] and the Current Reports on Form 8-K of the Company dated [_________________] (collectively, the "Exchange Act Documents"), each as filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and the Indenture. In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing (except the Debentures, of which we have examined a specimen), and upon originals or copies, certified or otherwise identified to our satisfaction, of such corporate records, agreements, documents and other instruments and such certificates or comparable documents of public officials and of officers and representatives of the Company, and have made such other and further investigations, as we have deemed relevant and necessary as a basis for the opinions hereinafter set forth.

                    In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, and the authenticity of such latter documents.

                    With respect to legal matters governed by the laws of the State of New Jersey, including matters relating to the due incorporation of the Company, we understand that you are relying upon the opinion of Stryker, Tams & Dill, New Jersey counsel for the Company, dated the date hereof and addressed to you, which is being furnished to you in connection with your purchase of the Debentures. We do not pass upon the incorporation of the Company. With respect to certain other legal matters relating to the Company and to the due incorporation of, and various other matters relating to, certain subsidiaries of the Company, we understand that you are relying upon the opinion of [Anna Marie Cellino], Esq., counsel for the Company and such subsidiaries, dated the date hereof and addressed to you, which is being furnished to you in connection with your purchase of the Debentures.

                    Based upon the foregoing and subject to the qualifications and limitations stated herein, we hereby advise you that in our opinion:

                    1. The Company has full power and authority to execute the Indenture and the Indenture has been duly authorized, executed and delivered by the Company, has been duly qualified under the Trust Indenture Act of 1939, as amended ("Trust Indenture Act"), and assuming due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding instrument enforceable against the Company in accordance with its terms, subject as to enforceability to (i) bankruptcy, insolvency, reorganization, fraudulent transfer, fraudulent conveyance, moratorium or other similar laws affecting the enforcement of creditors' rights and remedies, and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), including, without limitation (x) the possible unavailability of specific performance, injunctive relief or any other remedy, and (y) concepts of materiality, reasonableness, good faith, fair dealing and equitable subordination.

                    2. The Debentures have been duly authorized, executed and issued by the Company and, assuming due authentication thereof by the Trustee and upon payment and delivery in accordance with the Purchase Agreement and subject to the qualifications in paragraph 1 above, will constitute valid and legal binding obligations of the Company enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture.

                    3. The Registration Statement has become and is effective under the Act; and to the best of our knowledge, no proceedings for a stop order with respect thereto are pending or threatened under Section 8 of the Act.

                    4. The statements made in the Prospectus under "Description of the New Debt Securities and the Indenture" and "Description of the Offered Debentures and the Indenture," insofar as they purport to constitute summaries of the terms of the documents referred to therein that have been executed and delivered on or before the date hereof, constitute accurate summaries of the terms of such documents in all material respects.

                    5. An appropriate order of the Commission under the Public Utility Holding Company Act of 1935, which is required for the valid issuance and sale of Debentures under the Purchase Agreement, has been obtained; to the best of our knowledge, said order is in full force and effect; and no authorization of any other public authority is required (other than in connection or compliance with the provisions of the "blue sky" laws of any jurisdiction) for the valid issuance and sale of the Debentures by the Company under the Purchase Agreement.

                    6. The Purchase Agreement has been duly authorized, executed and delivered by the Company.

                    7. The Company is in good standing under the laws of the State of New York.

                    We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement, the Prospectus or the Exchange Act Documents and take no responsibility therefor, except as and to the extent set forth in paragraph 4 above. In the course of the preparation by the Company of the Registration Statement and the Prospectus (excluding the Exchange Act Documents), we participated in conferences with certain of its officers and employees, with other counsel for the Company, with representatives of Price Waterhouse LLP, the Company's independent accountants, and with your representatives. We did not prepare the Exchange Act Documents; however, we did review the Annual Report prior to its filing with the Commission. Based on our examination of the Registration Statement, the Prospectus and the Exchange Act Documents, our investigations made in connection with the preparation of the Registration Statement and the Prospectus (excluding the Exchange Act Documents) and our participation in the conferences referred to above, (i) we are of the opinion that the Registration Statement, as of its effective date, and the Prospectus, as of the date it was filed under Rule 424(b) of the rules and regulations of the Commission under the Act, complied as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the applicable rules and regulations of the Commission thereunder and that the Exchange Act Documents complied as to form when filed in all material respects with the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no opinion with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Prospectus or the Exchange Act Documents, and (ii) we have no reason to believe that the Registration Statement, as of its effective date [(including the Exchange Act Documents on file with the Commission on such effective date)], contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus [(including the Exchange Act Documents)], as of the date hereof, includes any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case we express no opinion or belief with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Prospectus or the Exchange Act Documents.

                    We are members of the Bar of the State of New York and we do not express any opinion herein concerning any law other than the law of the State of New York, the Federal law of the United States and, to the extent set forth herein, the laws of the State of New Jersey. Insofar as the opinions expressed herein relate to or are dependent upon matters governed by the laws of the State of New Jersey, we have relied upon the opinion of Stryker, Tams & Dill referred to above.

                    This opinion is rendered to you in connection with the above-described transaction. This opinion may not be relied upon by you for any other purpose, or relied upon by, or furnished to, any other person, firm or corporation without our prior written consent.

                                        Very truly yours,



                                        REID & PRIEST LLP


                                                                  Exhibit B

                         [LETTERHEAD OF STRYKER, TAMS & DILL]

                                                            _______________



          As Purchasers of $_________
          aggregate principal amount of ___%
          Debentures, Series due _____ under
          the Purchase Agreement dated _____
          between National Fuel Gas Company and
          the Purchasers

          Ladies and Gentlemen:

                    Referring to the issuance by National Fuel Gas Company ("National") of $____________ aggregate principal amount of______% Debentures, Series due ___________ (the "Debentures") issued under the Indenture dated as of October 15, 1974, between National and The Bank of New York (formerly "Irving Trust Company"), as Trustee (the "Trustee"), as amended and supplemented, the latest such supplement being the _________ Supplemental Indenture dated as of __________ (as so supplemented, the "Indenture") and the sale of the Debentures to you, we advise you as follows:

                    We have been New Jersey counsel for National for many years and have examined certified copies of its Restated Certificate of Incorporation and each amendment and supplement thereof to date (as amended and supplemented, the "Restated Charter"), together with the original corporate records in connection with the incorporation of National. We have also examined a certified copy of its By-Laws, as amended to date (as amended, the "By-Laws"). We have reviewed the minutes of (i) the meeting of the Board of Directors of National held on ________, 199 , and (ii) the meeting of the pro-tempore committee of the Board of Directors of National held on ____________, 199 , and have examined certified copies of the resolutions adopted at those meetings.

                    We have examined the Registration Statement of National on Form S-3 relating to the Debentures (No. 333- ______) and the Prospectus (including the Prospectus Supplement dated _________ which forms a part of such Registration Statement), each as amended and supplemented to date, and either a signed or a certified copy of the order of the Securities and Exchange Commission with respect to such Registration Statement. Said Registration Statement is hereinafter referred to as the "Registration Statement," and such Prospectus is hereinafter called the "Prospectus."

                    We have also examined the offering documents used in connection with the sale of the Debentures, including the Form of Proposal and the form of Purchase Agreement attached thereto (the "Purchase Agreement").

                    In addition, we have examined and, as to matters of fact, have relied upon the documents delivered to you at the closing (including, without limitation, the Certificate of Officers of National evidencing compliance with Sections 6.05 and
          15.03 of the Indenture; BUT EXCLUDING the Debentures, of which we have examined a specimen) and upon originals or copies, certified or otherwise identified to our satisfaction, of such corporate records, agreements, documents and other instruments and such certificates or comparable documents of public officials and of officers and representatives of National, and have made such other and further investigations, as we have deemed relevant and necessary as a basis for the opinions hereinafter expressed.

                    Based upon the foregoing and upon such examination of law as we have deemed necessary in order to give this opinion, it is our opinion that:

                    1. National was duly incorporated and is validly existing as a corporation under the laws of the State of New Jersey, and is authorized by such laws and its Restated Charter to carry on its current business.

                    2. The Indenture has been duly authorized, executed and delivered by National and, insofar as New Jersey law applies and assuming due authorization, execution and delivery thereof by the Trustee, is legally valid and binding upon National in accordance with its terms, except as limited by (x) bankruptcy, insolvency, reorganization, fraudulent transfer, fraudulent conveyance, moratorium, or other similar laws of general application relating to or affecting creditors' rights and remedies and (y) general principles of equity (whether such enforceability is considered in a proceeding in equity or at law), including, without limitation, the possible unavailability of specific performance, injunctive relief or any other equitable remedy and the concepts of materiality, commercial reasonableness, good faith, fair dealing and equitable subordination.

                    3. The Debentures have been duly authorized and are in proper form and, insofar as New Jersey law applies, when duly authenticated and delivered by the Trustee in accordance with the provisions of the Indenture and paid for by the purchasers thereof as contemplated by the Purchase Agreement and subject to the qualifications in paragraph 2 above, will be duly issued by, and will constitute legal, valid and binding obligations of, National and will be entitled to the benefits provided by the Indenture.

                    4. The use of facsimile signatures of officers of National upon the Debentures has been duly authorized and is valid under the laws of the State of New Jersey (assuming that the Debentures have been authenticated by the Trustee, which fact we have not verified by an inspection of the Debentures).

                    5. The Purchase Agreement has been duly authorized, executed and delivered by National, and does not contravene the Restated Charter or By-Laws of National.

                    We have read the opinions of even date herewith, rendered to you by Reid & Priest LLP and Winthrop, Stimson, Putnam & Roberts, and we concur in the legal conclusions expressed therein insofar as those conclusions involve questions of New Jersey law.

                    A copy of this opinion is being delivered to each of Reid & Priest LLP and Winthrop, Stimson, Putnam & Roberts who, in their respective opinions to you of even date herewith, are entitled to rely upon the opinions expressed herein concerning matters of New Jersey law to the same extent as if this opinion had been addressed to each of them.


                                        Very truly yours,


                                        STRYKER, TAMS & DILL


                                                                  Exhibit C

                          [Letterhead of Anna Marie Cellino]


                                                    _______________________

         The Purchasers named in the Purchase
               Agreement effective ________________
               among such Purchasers and
               National Fuel Gas Company
               (the "Purchase Agreement").


          Ladies and Gentlemen:

                    Please refer to the prospectus dated __________, as supplemented by the prospectus supplement dated _________ of National Fuel Gas Company ("Company"), relating to $____________ principal amount of ______% Debentures, Series due ___________ ("Debentures"), of the Company ("Prospectus"). I have served as counsel for the Company and National Fuel Gas Distribution Corporation ("Distribution"), National Fuel Gas Supply Corporation ("Supply") and Seneca Resources Corporation ("Seneca"), all of which (the "Subsidiaries") are wholly-owned subsidiaries of the Company. I am familiar with the legal aspects of real property acquisitions in the State of New York and the Commonwealth of Pennsylvania by the Subsidiaries. I am also familiar with the litigation to which the Subsidiaries are parties, with their respective corporate records and with the minutes of their respective Boards of Directors.

                    Based upon the foregoing, I am of the opinion that:

                    1. Supply and Seneca have been duly incorporated and are now validly existing as corporations in good standing under the laws of the Commonwealth of Pennsylvania.

                    2. Distribution has been duly incorporated and is now validly existing as a corporation in good standing under the laws of the State of New York.

                    3. Each of the Subsidiaries has full corporate power to conduct the business now being conducted by it as set forth in or incorporated by reference into the Prospectus and is duly qualified to do business as a foreign corporation in and is in good standing under the laws of each other state in which such qualification is legally required.

                    4. Methods used in connection with investigating title to properties, or interests therein, owned by each of the Subsidiaries in the State of New York and the Commonwealth of Pennsylvania are consistent with good practice and established methods used by prudent companies engaged in similar businesses and are adequately designed to provide for the acquisition of such titles or interests. Substantially all of the properties now owned by the Subsidiaries in the State of New York and the Commonwealth of Pennsylvania have been held by Subsidiaries of the Company for a number of years without any unfavorable adjudicated claim.

                    5. Except as set forth in or incorporated by reference into the Prospectus, the only litigation to which any of the Subsidiaries is a party is of a character incidental to its business and does not involve an amount not covered by insurance which is material in relation to the business of the Company and its Subsidiaries as a whole.

                    6. Of the Company and the Subsidiaries, only Distribution carries on a public utility business in the State of New York or the Commonwealth of Pennsylvania. Distribution holds franchises which I consider to be adequate and sufficient to permit it to engage in the business which it presently conducts, and there is no pending litigation concerning its rights to render services under any such franchise.

                    7. The consummation of the transactions contemplated by the Purchase Agreement and the fulfillment of the terms thereof will not result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, (i) the Restated Certificate of Incorporation and each amendment and supplement thereof to date or the By-Laws, as amended to date, or any contract, agreement or other instrument to which the Company is a party or by which it may be bound or (ii) any laws, order, rule or regulation applicable to the Company of any court or any federal or state governmental body having jurisdiction over the Company or its properties.

                                        Very truly yours,


                                        Anna Marie Cellino


                                                                  Exhibit D

                 [LETTERHEAD OF WINTHROP, STIMSON, PUTNAM & ROBERTS]


                                                              _____________

          [Purchasers]

          As the several Purchasers named in the Purchase Agreement
          effective [         ] among such Purchasers and National Fuel Gas
          Company (the "Purchase Agreement")

          Ladies and Gentlemen:

                    We have acted as your counsel in connection with the issuance and sale on the date hereof by National Fuel Gas Company (the "Company") of $___________ aggregate principal amount of______% Debentures, Series due __________ (the "Debentures"), issued under the Company's Indenture, dated as of October 15, 1974, to The Bank of New York (formerly Irving Trust Company) (the "Trustee"), as amended and supplemented, the latest such supplement being the _________ Supplemental Indenture dated as of ________ (said Indenture, as so amended and supplemented, the "Indenture").

                    We have examined the Company's Registration Statement on Form S-3 (File No. 333-[_______]) filed by the Company under the Securities Act of 1933, as amended (the "Act"), as it became effective under the Act (the "Registration Statement"); the Company's Prospectus dated [_______], as supplemented by the Prospectus Supplement dated ___________________ (such Prospectus, as so supplemented, the "Prospectus"), filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Securities and Exchange Commission (the "Commission") under the Act, which pursuant to Form S-3 under the Act incorporates or is deemed to incorporate by reference the Annual Report on Form 10-K of the Company for the fiscal year ended September 30, 199[ ] (the "Annual Report"), the Quarterly Report[s] on Form 10-Q of the Company for the quarterly period[s] ended [____________________] and the Current Reports on Form 8-K of the Company dated [__________] (collectively, the "Exchange Act Documents"), each as filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and the Indenture. In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing (except the Debentures, of which we have examined a specimen), and upon originals or copies, certified or otherwise identified to our satisfaction, of such corporate records, agreements, documents and other instruments and such certificates or comparable documents of public officials and of officers and representatives of the Company, and have made such other and further investigations, as we have deemed relevant and necessary as a basis for this opinion.

                    In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, and the authenticity of such latter documents.

                    With respect to legal matters governed by the laws of the State of New Jersey, including matters relating to the due incorporation of the Company, we understand that you are relying upon the opinion of Stryker, Tams & Dill, New Jersey counsel for the Company, dated the date hereof and addressed to you, which is being furnished to you in connection with your purchase of the Debentures. We do not pass upon the incorporation and qualification to do business of the Company. With respect to certain other legal matters relating to the Company and to the due incorporation of, and various other matters relating to, certain subsidiaries of the Company, we understand that you are relying upon the opinion of [Anna Marie Cellino], Esq., counsel for the Company and such subsidiaries, dated the date hereof and addressed to you, which is being furnished to you in connection with your purchase of the Debentures.

                    Based upon the foregoing and subject to the qualifications and limitations stated herein, we hereby advise you that in our opinion:

                         (a) The Company has full power and authority to execute the Indenture and the Indenture has been duly authorized, executed and delivered by the Company, has been duly qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and, assuming due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding instrument enforceable against the Company in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights generally, by general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law), or by an implied covenant of good faith and fair dealing.

                         (b) The statements made in the Prospectus under "Description of the New Debt Securities and the Indenture" and "Description of the Offered Debentures and the Indenture," insofar as they purport to constitute summaries of the terms of the documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

                         (c) The Debentures have been duly authorized, executed and issued by the Company and, assuming due authentication thereof by the Trustee and upon payment and delivery in accordance with the Purchase Agreement and subject to the qualifications in paragraph (a) above, will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms and entitled to the benefit of the Indenture.

                         (d)  The Purchase Agreement has been duly
                    authorized, executed and delivered by the Company.

                         (e) The Commission has issued an appropriate order under the Public Utility Holding Company Act of 1935, as amended, with respect to the issuance and sale of the Debentures; such order is sufficient for the issuance and sale of the Debentures; the issuance and sale of the Debentures are in conformity with the terms of such order; and no other approval or consent of any Federal or New Jersey governmental body is required for the issuance and sale of the Debentures to you or the carrying out by the Company of the provisions of the Purchase Agreement.

                    We have not independently verified the accuracy, completeness of fairness of the statements made or included in the Registration Statement, the Prospectus or the Exchange Act Documents and take no responsibility therefor, except as and to the extent set forth in paragraph (b) above. In the course of the preparation by the Company of the Registration Statement and the Prospectus (excluding the Exchange Act Documents), we participated in conferences with certain of its officers and employees, with counsel for the Company, with representatives of Price Waterhouse LLP, the Company's independent accountants, and with your representatives. We did not prepare the Exchange Act Documents; however, we did review a draft of the Annual Report prior to its filing with the Commission. Based on our examination of the Registration Statement, the Prospectus and the Exchange Act Documents, our investigations made in connection with the preparation of the Registration Statement and the Prospectus (excluding the Exchange Act Documents) and our participation in the conferences referred to above, (i) we are of the opinion that the Registration Statement, as of the date it was declared effective by the Commission, and the Prospectus, as of the date it was filed under Rule 424(b) of the rules and regulations of the Commission under the Act, complied as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the applicable rules and regulations of the Commission under such Acts and that the Exchange Act Documents complied as to form when filed in all material respects with the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no opinion with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Prospectus or the Exchange Act Documents, and (ii) we have no reason to believe that the Registration Statement, as of the date it was declared effective by the Commission [(including the Exchange Act Documents on file with the Commission on such effective date)], contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus [(including the Exchange Act Documents)], as of the date hereof, includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case we express no opinion or belief with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement, the Prospectus or the Exchange Act Documents.

                    We are members of the Bar of the State of New York and we do not express any opinion herein concerning any law other than the law of the State of New York, the Federal law of the United States of America and, to the extent set forth herein, the laws of the State of New Jersey. Insofar as the opinions expressed herein relate to or are dependent upon matters governed by the laws of the State of New Jersey, we have relied upon the opinion of Stryker, Tams & Dill referred to above.

                    This opinion is rendered to you in connection with the above-described transaction. This opinion may not be relied upon by you for any other purpose, or relied upon by, or furnished to, any other person, firm or corporation, without our prior written consent.

                                        Very truly yours,



                                        WINTHROP, STIMSON, PUTNAM & ROBERTS